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CLOSED END
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                               [GRAPHIC OMITTED]

The Austria Fund

Annual Report
August 31, 2000

                            AllianceCapital[LOGO](R)
               The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                             o Are Not FDIC Insured
                             o May Lose Value
                             o Are Not Bank Guaranteed
                           ---------------------------

--------------------------------------------------------------------------------
                                                          LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
October 2, 2000

Dear Shareholder:

This report contains the investment results, market activity, and outlook for The Austria Fund (the "Fund") for the annual reporting period ended August 31, 2000.

Investment Objective and Policies

The investment objective of this closed-end Fund is to seek long-term capital appreciation through investment primarily in the equity securities of Austrian companies.

Investment Results

The following table shows the Fund's performance over the three-, six- and 12-month periods ended August 31, 2000. For comparison, we have included the performance of the Fund's benchmark, the Austrian Traded Index 50 ("ATX 50"). The Fund's underperformance during the three- and six-month periods is a result of the Fund's focus on the technology, media, and telecommunications (TMT) sectors. While the Fund's 12-month return remains strong relative to its benchmark, short-term returns reflect the impact of the dismal performance occurring in the TMT sectors during this time period.

--------------------------------------------------------------------------------
INVESTMENT RESULTS*
Periods Ended August 31, 2000

                                               ---------------------------------
                                                         Total Returns
                                               ---------------------------------
                                                  3            6           12
                                                Months       Months      Months
--------------------------------------------------------------------------------
The Austria
Fund                                            -8.86%      -44.13%       13.91%
--------------------------------------------------------------------------------
Austrian
Traded
Index 50                                        -1.78%       -5.12%      -17.10%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of the Fund as of August 31, 2000. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Austrian Traded Index 50 ("ATX 50") is a capitalization-weighted index comprised of 50 Austrian stocks listed on the Vienna Stock Exchange and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Austria Fund.

      Additional investment results appear on pages 4-6.
--------------------------------------------------------------------------------

Investment Activity

The volatility experienced by the Fund over the review period has been a result of our investment strategy of remaining focused on the growth segments of the Austrian economy. The global shakeout in TMT stocks has had a sig-


--------------------------------------------------------------------------------
                                                            THE AUSTRIA FUND o 1

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

nificant impact on prices of these issues on the Austrian stock exchange after their dramatic rises in previous years. We still consider that investors will be rewarded over the longer term by focusing on these types of issues, and we have maintained your investments in these segments of the Austrian market.

Market Overview

The Austrian stock market has been extremely volatile over the period under review. Investors have been concerned about the inflationary impact of the rise in the price of oil as well as the weakness of the euro against the U.S. dollar, which has provoked fears of a further round of tightening by the European Central Bank. This could potentially occur at a time when the macro-economic situation for Europe has become a little more unclear. Weakness in confidence and demand, particularly in Germany and France, have led many observers to fear that the economic cycle for Europe has peaked. These concerns have been compounded by the recent series of profit warnings from companies in both Europe and America. Although these earnings fears have been primarily concentrated in the TMT industries, no individual sector has been excluded. As a result, we are now seeing growth forecasts for Austria, and the rest of Europe, being generally downgraded, a very different scenario from just six months ago.

We do not consider that any slowdown in growth will be particularly significant but are certainly worried about the inflationary impact of a sustained high level of oil prices. However, we do not consider that the current high price level will be maintained in the medium term as production levels increase and bottlenecks are eliminated.

On the political level, Austria has progressed well with the European Union's
(EU) reconciliation with the Austrian government. The report by the supposed "three wise men" appointed by the European Commission to look at the effectiveness and probity of sanctions against Austria concluded that further continuation of these measures was inappropriate. Austria has thus regained its place in the EU's prime policy making bodies.

Recent corporate activity is likely to reduce the size of the Austrian market by around 20% as Bank Austria, Austria's largest bank, is to merge with HypoVereinsBank in Germany and will be removed from the main Austrian indices. We would not be surprised to see further consolidation in the financial and manufacturing industries in Austria, but we are encouraged by the growth in the number of new corporations coming to the stock market. We believe that the Austrian stock market will develop into a more growth orientated financial center than had hitherto been the case.

Market Outlook

We would expect prices in these companies to move forward alongside a continued increase in demand for Austrian equities by domestic investors. The forthcoming elimination of anonymous bank accounts should provide some extra demand, for as should the forthcoming privatization of Telekom Austria. As a result, we believe that a


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2 o THE AUSTRIA FUND

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                                                          LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[PHOTO OMITTED] Dave H. Williams

[PHOTO OMITTED] Mark H. Breedon

Portfolio Manager, Mark H. Breedon, has over 23 years of investment experience.
--------------------------------------------------------------------------------

rally in market prices is justifiable over the latter part of this year and next, particularly as valuation multiples for Austria remain significantly lower than for its European peers.

We appreciate your continuing interest and investment in The Austria Fund. We look forward to reporting our progress to you in the ensuing periods.

Sincerely,


/s/ Dave H. Williams

Dave H. Williams
Chairman and President


/s/ Mark H. Breedon

Mark H. Breedon
Vice President


--------------------------------------------------------------------------------
                                                            THE AUSTRIA FUND o 3

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

THE AUSTRIA FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
8/31/90 TO 8/31/00

                            [MOUNTAIN GRAPH OMITTED]

This chart illustrates the total value of an assumed $10,000 investment in The Austria Fund at net asset value (NAV) (from 8/31/90 to 8/31/00) as compared to the performance of appropriate benchmarks. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

* For the period 8/31/90 through 8/31/98, the Fund's benchmark is represented by the Credit Aktien Index. In 1998, the Fund's benchmark changed to The Austrian Traded Index 50 ("ATX 50"). Subsequently, from 8/31/98 through 8/31/00, the Fund's benchmark is represented by the ATX 50.

The unmanaged Austrian Traded Index 50 ("ATX 50") is a capitalization-weighted index comprised of 50 Austrian stocks listed on the Vienna Stock Exchange and reflects no fees or expenses. The unmanaged Credit Aktien Index is a capitalization-weighted index comprised of 30 domestic companies listed on the Vienna Stock Exchange and reflects no fees or expenses.

When comparing The Austria Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Austria Fund.


--------------------------------------------------------------------------------
4 o THE AUSTRIA FUND

--------------------------------------------------------------------------------
                                                              PERFORMANCE UPDATE
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

THE AUSTRIA FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 8/31

                                o The Austria Fund (NAV)
                                o Benchmarks*

   [The following table was depicted as a bar chart in the printed material.]

                               The Austria Fund (NAV)         Benchmarks*
--------------------------------------------------------------------------------
       8/31/91                        -21.75%                   -21.84%
       8/31/92                        -17.11%                   -19.12%
       8/31/93                          8.47%                    10.58%
       8/31/94                         15.69%                    12.82%
       8/31/95                         -9.15%                    -3.60%
       8/31/96                         12.31%                    -3.99%
       8/31/97                         13.35%                     2.35%
       8/31/98                         10.78%                    -0.71%
       8/31/99                         11.60%                    -4.84%
       8/31/00                         13.91%                   -17.10%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

* Benchmark returns for the yearly periods ended 8/31/91 through 8/31/98 are shown for the Credit Aktien Index. In 1998, the benchmark changed to The Austrian Traded Index 50 ("ATX 50"). Subsequently, benchmark returns for the yearly periods ended 8/31/98 through 8/31/00 are shown for the ATX 50.

The unmanaged Austrian Traded Index 50 ("ATX 50") is a capitalization-weighted index comprised of 50 Austrian stocks listed on the Vienna Stock Exchange and reflects no fees or expenses. The unmanaged Credit Aktien Index is a capitalization-weighted index comprised of 30 domestic companies listed on the Vienna Stock Exchange and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Austria Fund.


--------------------------------------------------------------------------------
                                                            THE AUSTRIA FUND o 5

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY
August 31, 2000

INCEPTION DATE                   PORTFOLIO STATISTICS
(9/28/89)                        Net Assets ($mil): $76.3

SECTOR BREAKDOWN
o 53.38% Technology
o 15.23% Financial Services
o  8.88% Utilities                    [PIE CHART OMITTED]
o  7.58% Consumer Services
o  4.68% Capital Goods
o  3.82% Energy
o  3.37% Consumer Staples
o  3.06% Basic Industry

All data as of August 31, 2000. The Fund's sector breakdown may vary over time. This breakdown is expressed as a percentage of total investments.


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6 o THE AUSTRIA FUND

--------------------------------------------------------------------------------
                                                            TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
August 31, 2000

                                                                     Percent of
Company                                            U.S. $ Value      Net Assets
--------------------------------------------------------------------------------
Yline Internet Business Services AG                $  9,760,850         12.8%
--------------------------------------------------------------------------------
Bank Austria AG                                       7,153,967          9.4
--------------------------------------------------------------------------------
SEZ Holdings AG                                       5,833,329          7.6
--------------------------------------------------------------------------------
Uproar, Ltd.                                          5,801,139          7.6
--------------------------------------------------------------------------------
Cybertron Telekom AG                                  5,030,032          6.6
--------------------------------------------------------------------------------
EMTS Technologie AG                                   4,064,947          5.3
--------------------------------------------------------------------------------
Austria Technologie & Systemtechnik AG                4,049,361          5.3
--------------------------------------------------------------------------------
Do & Co Restaurants & Catering AG                     3,952,168          5.2
--------------------------------------------------------------------------------
Schoeller-Bleckmann Oilfield Equipment AG             3,638,135          4.8
--------------------------------------------------------------------------------
Fabasoft AG                                           3,059,714          4.0
--------------------------------------------------------------------------------
                                                   $ 52,343,642         68.6%


--------------------------------------------------------------------------------
                                                            THE AUSTRIA FUND o 7

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
August 31, 2000

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

Common Stocks-101.8%

Technology-54.4%
Communication Equipment-0.3%
Scotty Tele-Transport Corp. AG(a)(b) .......             1,453       $   193,398
                                                                     -----------
Computer Software-14.8%
Fabasoft AG ................................            78,367         3,059,714
Feratel Media Technologies(a) ..............            40,000           626,469
Jo Wood(a) .................................           121,900         1,828,039
Uproar, Ltd. (Bermuda)(a) ..................           908,000         5,801,139
                                                                     -----------
                                                                      11,315,361
                                                                     -----------
Internet-20.2%
BETandWIN.com Interactive
   Entertainment AG(a) .....................           150,000         2,126,978
Blue C New Economy Consulting &
   Incubation AG(a) ........................           150,000         1,710,367
Update.com(a) ..............................            92,000           849,016
Webfreetv.Com Multimedia(a) ................            26,000           369,138
Yline Internet Business Services AG(a) .....           110,000         9,760,850
Zy.Com(a)(b)(c) ............................            39,000           565,695
                                                                     -----------
                                                                      15,382,044
                                                                     -----------
Semi-Conductor Components-7.6%
SEZ Holdings AG (Switzerland)(d) ...........             7,100         5,833,329
                                                                     -----------
Miscellaneous-11.5%
Austria Technologie & Systemtechnik AG .....           105,635         4,049,361
EMTS Technologie AG(a)(d) ..................            65,000         4,064,947
Smart Fibres(a)(b)(c) ......................            24,300           652,777
                                                                     -----------
                                                                       8,767,085
                                                                     -----------
                                                                      41,491,217
                                                                     -----------
Financial Services-15.5%
Banking-12.9%
Bank Austria AG(e) .........................           133,701         7,153,967
Erste Bank Der Oesterreichischen
   Sparkassen AG ...........................            60,000         2,667,374
                                                                     -----------
                                                                       9,821,341
                                                                     -----------
Insurance-2.6%
Generali Holding Vienna AG .................            12,562         2,017,587
                                                                     -----------
                                                                      11,838,928
                                                                     -----------
Utilities-9.0%
Electric & Gas-2.4%
EVN AG .....................................            60,000         1,874,083
                                                                     -----------
Telephone-6.6%
Cybertron Telekom AG(a) ....................           283,430         5,030,032
                                                                     -----------
                                                                       6,904,115
                                                                     -----------


--------------------------------------------------------------------------------
8 o THE AUSTRIA FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

Consumer Services-7.7%
Entertainment & Leisure-0.2%
Premier Telesports, Ltd. (Cyprus)(a)(b) .....           69,000      $   153,068
                                                                    -----------
Restaurants and Lodging-5.2%
Do & Co Restaurants & Catering AG ...........          110,000        3,952,168
                                                                    -----------
Retail-2.3%
Libro AG(a) .................................           60,000        1,783,574
                                                                    -----------
                                                                      5,888,810
                                                                    -----------
Capital Goods-4.8%
Machinery-4.8%
Schoeller-Bleckmann Oilfield Equipment AG ...          400,000        3,638,135
                                                                    -----------
Energy-3.9%
Oil-3.9%
OMV AG ......................................           40,000        2,964,104
                                                                    -----------
Consumer Staples-3.4%
Food & Beverages-1.4%
Brau-Union Goess-Reininghaus-
   Oesterreichische Brau AG .................           25,000        1,084,785
                                                                    -----------
Tobacco-2.0%
Austria Tabakwerke AG .......................           40,000        1,535,116
                                                                    -----------
                                                                      2,619,901
                                                                    -----------
Basic Industry-3.1%
Mining and Metals-3.1%
Voest-Alpine Stahl AG(a) ....................           90,000        2,375,880
                                                                    -----------
Total Investments-101.8%
   (cost $64,891,267) .......................                        77,721,090
Other assets less liabilities-(1.8)% ........                        (1,374,836)
                                                                    -----------
Net Assets-100% .............................                       $76,346,254
                                                                    ===========

(a)   Non-income producing security.

(b)   Illiquid security, valued at fair value.

(c)   British pound denominated security.

(d)   Swiss Franc denominated security.

(e)   Security represents investment in affiliate.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                            THE AUSTRIA FUND o 9

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & Liabilities
--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
August 31, 2000

Assets
Investments in securities, at value (cost $64,891,267) ......      $ 77,721,090
Foreign cash, at value (cost $1,968) ........................             1,968
Receivable for investment securities sold ...................         2,283,137
Foreign taxes receivable ....................................            75,673
Prepaid expenses ............................................             7,529
                                                                   ------------
Total assets ................................................        80,089,397
                                                                   ------------
Liabilities
Due to custodian ............................................         2,687,416
Payable for capital stock repurchased .......................           437,913
Legal fee payable ...........................................           345,555
Management fee payable ......................................            76,331
Sub-advisory fee payable ....................................            15,929
Accrued expenses ............................................           179,999
                                                                   ------------
Total liabilities ...........................................         3,743,143
                                                                   ------------
Net Assets ..................................................      $ 76,346,254
                                                                   ============
Composition of Net Assets
Capital stock, at par .......................................      $     67,431
Additional paid-in capital ..................................        64,241,720
Distributions in excess of net investment income ............          (633,661)
Accumulated net realized loss on investments and foreign
   currency transactions ....................................          (150,872)
Net unrealized appreciation of investments and foreign
   currency denominated assets and liabilities ..............        12,821,636
                                                                   ------------
                                                                   $ 76,346,254
                                                                   ============
Net Asset Value Per Share
   (based on 6,743,112 shares outstanding) ..................      $      11.32
                                                                   ============

See notes to financial statements.


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10 o THE AUSTRIA FUND

--------------------------------------------------------------------------------
                                                         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended August 31, 2000

Investment Income
Dividends--unaffiliated issuers (net of
   foreign taxes withheld of $86,706) ............   $  491,334
Dividends--affiliated issuers (net of foreign
   taxes withheld of $35,714) ....................      202,380
Interest .........................................       46,005   $     739,719
                                                     ----------
Expenses
Management fee ...................................    1,027,942
Sub-advisory fee .................................      217,321
Audit and legal ..................................      837,631
Custodian ........................................      306,861
Directors' fees and expenses .....................      140,232
Printing .........................................       89,704
Transfer agency ..................................       21,797
Registration fee .................................       15,947
Miscellaneous ....................................       26,737
                                                     ----------
Total expenses ...................................                    2,684,172
                                                                  -------------
Net investment loss ..............................                   (1,944,453)
                                                                  -------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized gain on investment
   transactions--unaffiliated issuers ............                    3,200,346
Net realized gain on investment
   transactions--affiliated issuers ..............                    2,654,904
Net realized loss on foreign currency
   transactions ..................................                     (672,783)
Net change in unrealized
   appreciation / depreciation of:
   Investments ...................................                    7,351,991
   Foreign currency denominated assets
      and liabilities ............................                      (24,342)
                                                                  -------------
Net gain on investments and foreign currency
   transactions ..................................                   12,510,116
                                                                  -------------
Net Increase in Net Assets from
   Operations ....................................                $  10,565,663
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 11

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Year Ended        Year Ended
                                                  August 31,        August 31,
                                                      2000             1999
                                                 -------------    -------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss ..........................   $  (1,944,453)   $    (924,080)
Net realized gain on investments and foreign
   currency transactions .....................       5,182,467        8,719,264
Net change in unrealized
   appreciation / depreciation of investments
   and foreign currency denominated assets
   and liabilities ...........................       7,327,649       (1,784,823)
                                                 -------------    -------------
Net increase in net assets from operations ...      10,565,663        6,010,361
Distributions to Shareholders from:
Tax return of capital ........................      (4,936,756)              -0-
Net realized gain on investments and
   foreign currency transactions .............      (5,701,178)     (18,793,189)
                                                 -------------    -------------
Total decrease ...............................         (72,271)     (12,782,828)
Capital Stock Transactions
Net decrease .................................     (13,606,471)     (41,016,227)
                                                 -------------    -------------
Total decrease ...............................     (13,678,742)     (53,799,055)
Net Assets
Beginning of period ..........................      90,024,996      143,824,051
                                                 -------------    -------------
End of period ................................   $  76,346,254    $  90,024,996
                                                 =============    =============

See notes to financial statements.


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12 o THE AUSTRIA FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
August 31, 2000

NOTE A

Significant Accounting Policies

The Austria Fund, Inc. (the "Fund") was incorporated in the State of Maryland on December 5, 1988 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sales price, or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, (but excluding securities traded on the Nasdaq Stock Market Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, gains or losses arising from the closing of forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 13

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year.

The exchange rate for the Euro Dollar at August 31, 2000 was EUR 1.13 to U.S. $1.00.

3. Taxes

It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for U.S. income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed on the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and currency transactions are calculated on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations which may differ from those determined in accordance with accounting principles generally accepted in the United States of America. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions, distributions in excess of net investment income, tax return of capital and a net operating loss, resulted in a decrease in accumulated net investment loss and a corresponding decrease in accumulated net realized gain on investment and foreign currency transactions and additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee, calculated weekly and paid monthly, at an annual rate of 1% of the Fund's average weekly net assets up to $50 million and .90 of 1% of the Fund's average weekly net assets in excess of $50 million.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance


--------------------------------------------------------------------------------
14 o THE AUSTRIA FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $1,160 during the year ended August 31, 2000.

Under a Sub-Advisory Agreement, the Fund will pay BAI Fondsberatung Ges.m.b.H. (the "Sub-Adviser") a fee, calculated weekly and paid monthly, at an annual rate of .20 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid on in vestment transactions for the year ended August 31, 2000 amounted to $125,971. Direct brokerage commission payments to Bank Austria and Creditanstalt Investment Bank Vienna, affiliates of the sub-adviser, were $0 and $8,291, respectively.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $30,881,590 and $54,216,337 respectively, for the year ended August 31, 2000. There were no purchases or sales of U.S. government or government agency obligations for the year ended August 31, 2000.

At August 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $23,513,636 and gross unrealized depreciation of investments was $10,683,813 resulting in net unrealized appreciation of $12,829,823 (excluding foreign currency transactions).

Currency and capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer post October currency losses of $633,661 for the year ended August 31, 2000. To the extent that any post October loss is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 15

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The Fund's custodian will place and maintain liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into.

At August 31, 2000, the Fund had no outstanding forward exchange currency contracts.

NOTE D

Capital Stock

There are 100,000,000 shares of $.01 par value common stock authorized. At August 31, 2000, 6,743,112 shares were outstanding. On December 15, 1999 and again on August 10, 2000, the Fund resumed its share repurchase program. For the year ended August 31, 2000, 1,204,245 shares were repurchased at a cost of $13,606,471 representing 15.15% of the 7,947,357 shares outstanding at August 31, 1999. This cost includes $72,255 in commissions paid to Paine Webber Group, Inc. The average discount of market price to net asset value of shares repurchased over the period December 15, 1999 to August 31, 2000 was 10.03%.

NOTE E

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Austrian equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of market may further affect the Fund's investments.

NOTE F

Litigation

On October 1, 1999, a purported class action complaint was filed in the U.S. District Court for the Southern District of New York against the Fund and certain of its Directors alleging that the defendants have breached duties to Stockholders under the Investment Company Act of 1940 and Maryland law by, among other things, (i) adopting certain amendments to the Fund's Bylaws, including provisions increasing the percentage of the Fund's outstanding shares which stockholders must own to convene a special meeting of stockholders, fixing qualification requirements for future independent Directors, and vesting exclusive authority to amend the Bylaws with the Fund's Directors, (ii) expanding the size of the Board to allow the appointment to the vacancies of individuals who were defeated for reelection as Directors at the prior annual meeting of stockholders, and (iii) failing to take action to open-end the Fund. The principal relief sought by the plaintiff


--------------------------------------------------------------------------------
16 o THE AUSTRIA FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

is that the Bylaw amendments complained of be declared null and void, that the defendants be ordered to take all appropriate steps to eliminate the Fund's market value discount and obstacles to stockholder exercise of voting rights, and that plaintiff be awarded his costs and attorneys' fees. The defendants believe that the allegations in the complaint are entirely without merit. While the ultimate outcome of this matter cannot be determined at this time, management of the Fund does not believe that the outcome of this action is likely to have a material adverse effect on the Fund's results of operations or financial position.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 17

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      Year Ended August 31,

                                                   2000         1999          1998         1997         1996
                                                --------------------------------------------------------------
Net asset value, beginning of period ....       $ 11.33      $ 12.29      $  12.54     $  11.22     $   9.99
                                                --------------------------------------------------------------
Income From Investment Operations
Net investment income (loss) ............          (.26)(a)     (.10)(a)        -0-         .01         (.02)
Net realized and unrealized gain on
  investments and foreign currency
  transactions ..........................          1.45          .73          1.13         1.44         1.25
                                                --------------------------------------------------------------
Net increase in net asset value
  from operations .......................          1.19          .63          1.13         1.45         1.23
                                                --------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ....            -0-          -0-           -0-        (.01)          -0-
Distributions in excess of net investment
  income ................................            -0-          -0-        (1.02)        (.12)          -0-
Tax return of capital ...................          (.65)          -0-           -0-          -0-          -0-
Distributions from net realized gains on
  investments and foreign currency
  transactions ..........................          (.75)       (2.01)         (.36)          -0-          -0-
                                                --------------------------------------------------------------
Total dividends and distributions .......         (1.40)       (2.01)        (1.38)        (.13)          -0-
                                                --------------------------------------------------------------
Capital Share Transactions
  Anti-dilutive effect of share
  repurchase program ....................           .20          .42            -0-          -0-          -0-
                                                --------------------------------------------------------------
Net asset value, end of period ..........       $ 11.32      $ 11.33      $  12.29     $  12.54     $  11.22
                                                ==============================================================
Market value, end of period .............       $ 10.94      $  9.00      $   9.00     $   9.56     $   8.50
                                                ==============================================================
Total Return(b)
Total investment return based on:
  Market value ..........................         38.57%       21.06%         6.38%       14.10%        3.03%
  Net asset value .......................         13.91%       11.60%        10.78%       13.35%       12.31%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $76,346      $90,025      $143,824     $146,743     $131,333
Ratio of expenses to average net assets .          2.47%        2.20%         1.68%        1.71%        1.83%
Ratio of net investment income (loss) to
  average net assets ....................         (1.79)%       (.87)%        (.03)%        .07%        (.15)%
Portfolio turnover rate .................            30%          24%           42%          19%          39%

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
18 o THE AUSTRIA FUND

--------------------------------------------------------------------------------
                                               REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Shareholders and
Board of Directors of
The Austria Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Austria Fund, Inc. (the "Fund") at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
October 9, 2000

TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $2,768,827 of the capital gain distributions paid by the Fund during the fiscal year ended August 31, 2000 are subject to maximum tax rates of 20%.

In addition, the Fund intends to make an election under Internal Revenue Code
Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foriegn taxes that may be passed through to the shareholders for the fiscal year ended August 31, 2000 is $122,420. The foreign source of income for information reporting purposes is $862,139.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2001.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 19

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
(UNAUDITED)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

A shareholder who has elected to participate in the Plan may withdraw from the plan at any time. There will be no penalty for withdrawal from the Plan and shareholders who have previously withdrawn from the Plan may rejoin at any time. Changes in elections must be in writing and should include the shareholder's name and address as they appear on the share certificate. An election to withdraw from the plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will only be effective for a distribution declared and having a record date of at least ten days after the date on which the election is received.

Commencing not more than five business days before the dividend payment date, purchases of the Fund's shares may be made by the agent, on behalf of the participants in the Plan, from time to time to satisfy dividend reinvestments under the Plan. Such purchases by the Agent on or before the dividend payment date may be made on the New York Stock Exchange (the "Exchange") or elsewhere at any time when the price plus estimated commissions of the Fund's Common Stock on the Exchange is lower than the Fund's most recently calculated net asset value per share.

If the Agent determines on the dividend payment date that the shares purchased as of such date are insufficient to satisfy the dividend reinvestment requirements, the Agent, on behalf of the participants in the Plan, will obtain the necessary additional shares as follows. To the extent that outstanding shares are not available at cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, will accept payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of the Fund on the dividend payment date. Such shares will be issued at a per share price equal to the higher of (1) the net asset value per share on payment date, or (2) 95% of the closing market price per share on the payment date. If the closing sale or offer price, plus estimated commissions, of the Common Stock on the Exchange on the payment date is less than the Fund's net asset value per share on such day, then the Agent will purchase additional outstanding shares on the Exchange elsewhere. If before the Agent has completed such purchases, the market price plus commissions exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Agent may


--------------------------------------------------------------------------------
20 o THE AUSTRIA FUND

--------------------------------------------------------------------------------
                                                          ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the shares had been issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

Shareholders participating in the plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at a discount of up to 5% from the current market value. However, if the market price plus the commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. There may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

In the case of foreign participants whose dividends are subject to Unites States income tax withholding and in the case of any participants subject to a 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Agent by the participants. All correspondence concerning the Plan should be directed


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 21

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

to the Agent at State Street Bank and Trust Company, PO Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Mark H. Breedon, the Vice President of the Fund.


--------------------------------------------------------------------------------
22 o THE AUSTRIA FUND

--------------------------------------------------------------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

inflation

The overall general upward price movement of goods and services in an economy.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding. NAV can be used in reference to either an individual share or the entire assets of a mutual fund.

portfolio

The collection of securities that make up a Fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 23

--------------------------------------------------------------------------------
ALLIANCE CAPITAL
--------------------------------------------------------------------------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with nearly $388 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 29 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 282 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/00.


--------------------------------------------------------------------------------
24 o THE AUSTRIA FUND

--------------------------------------------------------------------------------
                                                              BOARD OF DIRECTORS
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

Dave H. Williams, Chairman and President
Gary A. Bentz
Ralph W. Bradshaw
John D. Carifa
William A. Clark
William H. M. de Gelsey
Thomas G. Lachs(1)
Dipl. Ing. Hellmut Longin(1)
Dipl. Ing. Peter Mitterbauer(1)
Peter Nowak(1)
Ronald G. Olin
Mag. Reinhard Ortner(1)
Andras Simor(1)
Dr. Reba W. Williams
Dr. Stefan K. Zapotocky

OFFICERS

Norman S. Bergel, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of Americas
New York, NY 10036

Dividend Paying Agent,
Transfer Agent and Registrar

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

(1)   Member of the Audit Committee

      The financial information included is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon.

      Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of The Austria Fund for their information. This is not a prospectus, circular or representation intended for use in the purchases of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 25

--------------------------------------------------------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------------------------------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

The Spain Fund
ACM Municipal Securities Income Fund
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Managed Income Fund
The Southern Africa Fund
The Austria Fund
Alliance World Dollar Government Fund
ACM Managed Dollar Income Fund
The Korean Investment Fund
Alliance World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
26 o THE AUSTRIA FUND

--------------------------------------------------------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

SUMMARY OF GENERAL
INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation AustriaFd. The daily net asset value of the Fund's shares are available from the Fund's Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services and Morningstar, Inc. The Fund's NYSE trading symbol is "OST" Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds".

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 27

NOTES


--------------------------------------------------------------------------------
28 o THE AUSTRIA FUND

The Austria Fund
1345 Avenue of the Americas
New York, NY 10105

AllianceCapital[LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

AUSAR800